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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  January 29, 1998




                            HORIZON PHARMACIES, INC.
             (Exact name of registrant as specified in its charter)




            TEXAS                     333-25257               75-2441557
(State or other jurisdiction of      (Commission           (I.R.S. Employer
 incorporation or organization)      File Number)         Identification No.)


      275 W. PRINCETON DRIVE
         PRINCETON, TEXAS                                            75407
(Address of Principal Executive Offices)                           (Zip Code)

                                   (972) 736-2424
              (Registrant's telephone number, including area code)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On January 29, 1998, the registrant, HORIZON Pharmacies, Inc. ("Registrant"), acquired substantially all of the assets of Conoly-Herry Drugs, Inc., a Texas corporation (the "Pharmacy"), comprising primarily pharmacy files, equipment, inventory and supplies. The Registrant acquired the assets through arm's-length negotiations with Daniel B. Conoly and Michael L. Herry, the Pharmacy's sole shareholders.

     Prior to this transaction, no material relationships existed between the Pharmacy and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of such director or officer.

     The consideration for the acquisition consisted of (i) $101,000.00 cash payable at closing; and (ii) two promissory notes in the amount of $149,472.70 and $99,648.48 payable to Mr. Conoly and Mr. Herry, respectively, over 60 months in equal monthly installments bearing interest at 8% per annum.

     The Registrant intends to continue the retail pharmacy operations of the Pharmacy under the HORIZON Pharmacies, Inc. name. In connection therewith, the Registrant has secured a real estate lease covering the current retail location of the Pharmacy and has secured a valid Texas license to do business at that location under the HORIZON Pharmacies, Inc. name.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     It is impracticable at this time to provide the required financial statements of the acquired business described in Item 2. This information will be provided within 60 days by an amendment to this report.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          See (a) above.

     (c)  EXHIBITS.

          The following exhibits are filed with this report:

               Exhibit No.  Name of Exhibit
               -----------  ---------------

                   2 Purchase Agreement dated January 29, 1998 by and between Conoly-Herry Drugs, Inc., a Texas corporation, and HORIZON Pharmacies, Inc. Omitted from this Agreement, as filed, are the exhibits thereto. The Registrant will furnish supplementally a copy of any such omitted exhibits to the Commission upon request.

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                                    SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   REGISTRANT:

                                   HORIZON PHARMACIES, INC.


Date: February 10, 1998            By:  /s/ Ricky D. McCord
                                        ----------------------------------
                                        Ricky D. McCord, President



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                                INDEX TO EXHIBITS

                                                              Appears at
 Exhibit                                                     Sequentially
  Number  Description                                        Numbered Page
  ------  -----------                                        -------------
    2     Purchase Agreement dated January 29, 1998 by and       5
          between Conoly-Herry Drugs, Inc., a Texas corporation, and HORIZON Pharmacies, Inc.
          Omitted from this Agreement, as filed, are the exhibits thereto. The Registrant will furnish supplementally a copy of any such omitted exhibits to the Commission upon request.


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